Rule 497(d)


                    The First Trust Special Situations Trust
                                 The FT Series

                          Supplement to the Prospectus

Commencing June 24, 2004, The Bank of New York will replace JPMorgan Chase Bank as Trustee of the Trusts. The Bank of New York has acted as trustee of unit investment trusts for more than 30 years and currently acts as trustee for over 3,200 unit investment trusts holding approximately $20 billion in assets. The Bank of New York, a trust company organized under the laws of New York, has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone (800) 813-3074. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits, but not Trust Units, are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. No increase in the Trustee's compensation will result from this change.

In order to assure a smooth transition, JPMorgan Chase Bank will continue to provide trust services while The Bank of New York integrates the various trust records into its computer systems. The Bank of New York will notify you of your new customer service number and addresses shortly before it begins providing trust services. Until then, please continue to contact JPMorgan Chase Bank as set forth in the Prospectus.

June 24, 2004